Loss per share	12 Months Ended
Dec. 31, 2022
Earnings per share [abstract]
Loss per share	Loss per share
The Company’s shares comprised of ordinary shares. Each share has a nominal value of $0.05 (CHF 0.05). The basic loss per share is calculated by dividing the net loss attributable to shareholders by the weighted average number of shares in issue during the period. The table presents the loss for the year ended December 31, 2022, 2021, and 2020, respectively (in USD thousands, except shares and loss per share):

	Year ended December 31,
	2022	2021	2020
Net loss attributed to shareholders	$(87,449)	$(73,675)	$(39,339)
Weighted average number of shares in issue	64,099,213	55,299,863	42,350,757
Basic and diluted loss per share	$(1.36)	$(1.33)	$(0.93)